WINFIELD FINANCIAL GROUP
            BUSINESS SALES, VALUATIONS AND CONSULTING



                       Engagement Agreement


PERSONAL AND CONFIDENTIAL


July 15, 2003


Mr. NJP, dba ADVANCED TECHNICAL SERVICES
Dennis Alderman
3115 South Torrey Pines Drive
Las Vegas, NV 89146

SUBJECT: CONSULTING AGREEMENT PROPOSAL

Dear Dennis

Thank you for your interest in working with Winfield Financial Group. As we discussed, this letter, when properly signed, will serve as a separate engagement agreement between Winfield Financial Group ("WFG" hereinafter) and Advanced Technical Services ("ATS" hereinafter) for providing consulting and plan design services separate from the administration services.

CONSULTING SERVICES

The scope of this engagement will be to provide consulting and advisory services to the Company relating to strategic analyses and plan consulting for the Company's Assigned goals. Our services will generally include:

       a) Review of relevant Documents and records in order to lay a foundation for
       b) Analysis and design work related to designing an appropriate operational policy for the implementation of the ESOP...
       c) Coordination of the efforts of other professionals as may be involved in completion of project.
       d) Participation in meetings and preparation of such projections and reports to the Board as are necessary to help frame discussions and make decisions related to the above.

FEES

Consulting Company will be paid on the basis of the following rates and reimbursed for out-of- pocket expenses that may be incurred with this engagement. Out-of-pocket expenses include all travel expenses, duplicating charges, research materials and charges, and long-distance telephone calls. Invoices will be issued at the end of every month for which services are rendered.


     2770 MARYLAND PARKWAY, SUITE 402, LAS VEGAS, NEVADA 89109
          Voice 702.731.0030 Facsimile 702.731.0094 Email
                  bob@winfieldfinancialgroup.com







NJP, dba ADV ANCED TECHNICAL SERVICES
Dennis Alderman
July 15, 2003
Page 2






A retainer fee of $00.00 will be required to begin the work and will be applied against accrued charges.
The undersigned {ATS/ Dennis Alderman} agrees to pay a Consultant
Fee of $67.000.00 Sixty
Seven Thousand Dollars to Winfield Financial Group At Time Of
Funding.


In order to activate this portion of the engagement, please sign and return the acceptance of services sheet attached to this letter and return it with the retainer as indicated. We are prepared to begin immediately.






Sincerely,
Winfield Financial Group

/s/Robert E. Hart
-----------------















Mr. Dennis Alderman
July 15, 2003
 Page 3





                       ACCEPTANCE OF SERVICE
           ----------------------------------------------


This Acceptance of Services relates to the letter agreement dated
July 15, 2003 incorporated herein by reference. The fee estimates quoted therein will be honored for a period of 60 days. If not hired within 60 days, a new fee estimate may be provided.

Please note that in providing the services outlined in this proposal, WFG is acting as a service provider and not in any fiduciary capacity. Specifically, WFG is not being retained to act as Trustee or, nor to provide investment advice of any nature.


Returning an executed copy of this page to WFG at the address listed below indicates acceptance of the terms of this proposal as an agreement for services offered by WFG.



           Return to the attention of Robert E. Hart at
                     Winfield Financial Group
                       2770 Maryland Parkway
                             Suite 402
                        Las Vegas, NV 89109
                           702-731-0030


                   Proposal Date: July 15, 2003






The foregoing has been read, understood, and approved, and the undersigned does hereby agree to retain WFG upon the terms and provisions contained herein.

For: Dennis Alderman



By    /s/ Dennis Alderman
      -------------------                           -------------
      Dennis Alderman                                   Date
      President